UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 29, 2016

HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.
On October 1, 2015, HealthSouth Corporation (“HealthSouth” or the “Company”) filed a Current Report on Form 8-K with the United States Securities and Exchange Commission to report the consummation of its acquisition (the “Acquisition”) of the operations of Reliant Hospital Partners, LLC (“Reliant”) and affiliated entities. On December 17, 2015, the Company filed a Current Report on Form 8-K/A that included certain audited and unaudited financial statements of Reliant (the “Reliant Financial Statements”) and certain unaudited pro forma condensed combined financial statements of the Company in connection with the Acquisition.

Certain Reliant subsidiaries acquired by HealthSouth in the Acquisition (the “Subsidiary Guarantors”) serve as guarantors of unsecured senior notes issued by HealthSouth and may serve as guarantors of notes to be issued by HealthSouth in the future. Such notes, and the guarantees of such notes, may be registered by HealthSouth under the Securities Act of 1933, as amended. Attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 are the Reliant Financial Statements updated to include footnotes presenting condensed consolidating financial information of the Subsidiary Guarantors, a Reliant subsidiary acquired by HealthSouth in the Acquisition that is not a Subsidiary Guarantor, and Reliant (parent only).
Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
The audited consolidated balance sheet of Reliant as of December 31, 2014 and the related audited consolidated statements of operations, members' deficit, and cash flows for the year ended December 31, 2014, together with the notes thereto and the auditor’s report thereon, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
The unaudited interim condensed consolidated balance sheet of Reliant as of September 30, 2015 and the related unaudited interim condensed consolidated statements of operations, members' (deficit) equity, and cash flows for the nine months ended September 30, 2015 and 2014, together with the notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)	Exhibits
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHSOUTH CORPORATION

By:	/S/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer
Dated: January 29, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of BKD, LLP.
99.1
Audited consolidated balance sheet of Reliant as of December 31, 2014 and the related audited consolidated statements of operations, members' deficit, and cash flows for the year ended December 31, 2014, together with the notes thereto and the auditor’s report thereon.

99.2
Unaudited consolidated balance sheet of Reliant as of September 30, 2015 and the related unaudited interim condensed consolidated statements of operations, members' (deficit) equity, and cash flows for the nine months ended September 30, 2015 and 2014.